UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2011

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (727) 237-51-25
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 19, 2011, BMB Munai, Inc., a Nevada corporation (the “Company”), closed the transactions contemplated by the previously disclosed Participation Interest Purchase Agreement, dated February 14, 2011 (the “Purchase Agreement”), among the Company, MIE Holdings Corporation, a company with limited liability organized under the laws of the Cayman Islands (“Parent”), and its subsidiary, Palaeontol B.V., a company organized under the laws of the Netherlands (the “Buyer”), as amended by the First Amendment and Waiver to the Purchase Agreement, dated August 31, 2011, among the Company, Parent and Buyer, pursuant to which the Company agreed to sell to the Buyer (i) all of its interest in its wholly-owned operating subsidiary, Emir Oil LLP (“Emir”), and (ii) certain loan agreements, pursuant to which the Company has made loans to Emir (the “Sale”).  Interested parties are urged to read the full text of the Purchase Agreement and the First Amendment and Waiver to the Purchase Agreement, which were filed as Exhibits 2.1 and 2.1 to the Company’s Current Report on Form 8-K filed on February 18, 2011 and August 31, 2011, respectively, because they contain important information about the Sale.

On September 21, 2011, in connection with the Sale, the Company completed its mandatory redemption (the “Redemption”) of its $61.4 million in principal amount of 10.75% Convertible Senior Notes due 2013 (the “Senior Notes”), pursuant to the Amended and Restated Indenture (the “Indenture”), dated as of March 4, 2011, between the Company and The Bank of New York Mellon, as trustee. Pursuant to the Indenture, the Redemption was triggered by the closing of the Sale. The total amount paid in connection with the Redemption was $62,646,557.05, representing 100% of the Senior Notes’ outstanding principal amount, plus all accrued and unpaid interest thereon through the date of the Redemption. Upon the Redemption, all of  the Company’s obligations arising under the Indenture, which governed the terms of the Senior Notes, were satisfied and discharged as of September 21, 2011. The foregoing description of the provisions of the Indenture is a summary and is qualified in its entirety by reference to the full text of the Indenture, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 14, 2011.

The Company’s board of directors expects to meet promptly to determine the amount of the first of two anticipated cash distributions to the Company’s stockholders from the Sale proceeds, such amount to be determined after giving effect to the estimated closing adjustments and escrow amount and the repayment of the Senior Notes and after providing for the payment of or reserve for other anticipated liabilities and transaction costs. The Company intends to make a second distribution to its stockholders following termination of the escrow expected on or about the first year anniversary of the closing date, subject to the availability of funds to be released from the escrow, actual costs incurred and other factors.

On September 19, 2011, the Company issued a press release announcing the closing of the Sale. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information regarding the mandatory Redemption of the Senior Notes resulting from the Sale included in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)          On September 19, 2011, in connection with the completion of the Sale, the Company filed with the Securities and Exchange Commission a Form 25 to effect its previously announced voluntary delisting from the NYSE Amex (the “Amex”), which is expected to be effective following the close of business on September 29, 2011.  Thereafter, the Company’s shares will no longer be listed on the Amex.  Upon delisting from Amex, the Company believes that its common stock will be eligible for quotation on the OTCQB, part of the OTC Market Group, formerly known as Pink Sheets LLC. While the common stock may be quoted over-the-counter on the OTCQB, there can be no assurance that a market for the Company's common stock will develop on the OTCQB or otherwise.  Notwithstanding the voluntary delisting from the Amex, the Company intends to continue to file periodic and other reports and make other required filings with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements regarding the Company’s intention to make distributions from the Sale proceeds, the delisting of its common stock from the Amex and the timing thereof, the eligibility for and possible quotation of its common stock on the OTCQB, and the continuation of Securities and Exchange Commission filings. All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business and regulatory risks and factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are made only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

Not applicable.

(b)          Pro forma financial information.

The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2011 and the year ended March 31, 2011 and the unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)          Shell company transactions.

Not applicable.

(d)          Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated September 19, 2011

99.2	The unaudited pro forma financial information of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: September 23, 2011	By:	/s/ Askar Tashtitov
Askar Tashtitov
President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated September 19, 2011

99.2	The unaudited pro forma financial information of the Company